AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 16, 2010

File Nos. 333-157876 and 811-22110

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. 4  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 6  ☒

ADVISORSHARES TRUST
(Exact Name of Registrant as Specified in Charter)

3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814
(Address of Principal Executive Offices, Zip Code)

(202) 684-6383
(Registrant’s Telephone Number, including Area Code )

Noah Hamman
AdvisorShares Investments, LLC
3 Bethesda Metro Center
Suite 700
Bethesda, Maryland  20814

(Name and Address of Agent for Service)

Copy to:
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on (date) pursuant to paragraph (b)(1)(v) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☐	on (date) pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on (date) pursuant to paragraph (a)(2) of rule 485

mars hill partners, llc

MARS HILL GLOBAL RELATIVE VALUE ETF
NYSE Ticker: GRV

Managed by:
Mars Hill Partners, LLC

ADVISORSHARES TRUST
3 Bethesda Metro Center
Suite 700
Bethesda, Maryland  20814
www.advisorshares.com
877.THE.ETF1

Prospectus dated March 16, 2010

This Prospectus provides important information about the Mars Hill Global Relative Value ETF (the "Fund"), a series of AdvisorShares Trust (the "Trust").  Before you invest, please read this Prospectus and the Statement of Additional Information ("SAI") carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INVESTMENT GOAL	1
FUND FEES AND EXPENSES	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS OF INVESTING IN THE FUND	2
MANAGEMENT	3
PURCHASE AND SALE OF FUND SHARES	3
TAX INFORMATION	4
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6
FUND INVESTMENT OBJECTIVE	6
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES	6
MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND	8
OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFS	11
PORTFOLIO HOLDINGS	13
MANAGEMENT OF THE FUND	13
SHAREHOLDER INFORMATION	15
DISTRIBUTION PLAN	17
FINANCIAL HIGHLIGHTS	17
ADDITIONAL INFORMATION	17

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MARS HILL GLOBAL RELATIVE VALUE ETF

INVESTMENT GOAL
Average annual returns in excess of the total return of the MSCI World Index (the “Index”), with comparable volatility and little to no correlation with the Index.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of average net assets)
MANAGEMENT FEES	1.35%
DISTRIBUTION (12b-1) FEES	$0
OTHER EXPENSES(a)	0.14%
ACQUIRED FUND (UNDERLYING ETF) FEES AND EXPENSES(b)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.49%
LESS REIMBURSEMENT(c)	0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER REIMBURSEMENTS	1.49%

(a)	Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year.

(b)
As a shareholder in certain Underlying ETFs (the "Acquired Funds"), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon estimated amounts for the current fiscal year.

(c)
The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets until March 14, 2011. The expense limitation will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to any Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.  If the commissions were included in the Example, your costs would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mars Hill Global Relative Value ETF	1 YEAR	3 YEARS
	$153	$473

1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may lower Fund performance.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is considered a “fund-of-funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other exchange-traded funds (the “Underlying ETFs”) that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange-traded products, including but not limited to exchange-traded notes, exchange-traded currency trusts and closed-end funds.  In addition, the Fund may use liquid futures contracts, swaps and other derivatives tied to broad market indices when establishing net long or net short exposure on top of the core long/short portfolio.

Mars Hill Partners, LLC (“Mars Hill” or the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by taking long positions in the Underlying ETFs that invest in what it believes to be the most relatively attractive global regions and countries within those regions, and by establishing an equivalent dollar amount of short positions in the Underlying ETFs that invest in what it believes to be the most relatively unattractive global regions and countries within those regions.  By maintaining a core portfolio construction of equal long and short dollar exposure, the Sub-Advisor seeks to minimize the influence of directional trends and market exposure (“beta”), and instead seeks to profit from the relative performance between long and short positions in global regions, countries, styles or sectors.  Yet from time-to-time, the Sub-Advisor may engage in leveraging techniques through the use of derivatives to add directional exposure of up to 50% net long or net short exposure on top of its core long/short portfolio.  In doing so, the Sub-Advisor seeks to generate additional profits for the Fund by being net long when stock markets are rising and net short when markets are falling.

The Fund is new and therefore does not have a historical portfolio turnover rate.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of its shares.  The value of an investment in the Fund is based on the performance of the Underlying ETFs in which it invests and the allocation of its assets among those Underlying ETFs.  The key risks of an investment in the Fund include the key risks of investing in the Underlying ETFs.  The Fund’s share price will fluctuate.

The value of the Fund’s long portfolio may decrease if the value of an Underlying ETF in the portfolio decreases or if the Fund’s portfolio managers are incorrect about their assessment of an Underlying ETF’s intrinsic worth. The value of the Fund’s long portfolio could also decrease if the stock market goes down. Conversely, the value of the Fund may be adversely impacted if an Underlying ETF in the portfolio that is sold short increases in value or if the stock market goes up. If the value of the Fund’s portfolio decreases, the Fund’s net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may lose money.  In addition, you could lose money on your investment in the Fund and the Fund could also return less than other investments:

•	If any of the Underlying ETFs in the Fund’s portfolio do not increase in value as expected
•	If interest rates go up, causing the value of debt securities held by an Underlying ETF to decline
•	If the issuer of a debt security held by an Underlying ETF is unable to make timely payments of principal or interest when due
•	If returns from the types of securities in which an Underlying ETF invests underperform returns from the various general securities markets or different asset classes

2

•
Because investments by an Underlying ETF in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

•
Because an Underlying ETF may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector

•	Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount
•	If the Sub-Advisor’s asset allocation decisions do not anticipate market trends successfully

As with any fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the securities in which the Fund may invest and a more detailed description of risks under the headings: "More Information About Principal Investment Strategies;" "More Information About Principal Risks of Investing in the Fund" and "Overview of the Principal Risks of the Underlying ETFs" on pages 11-13 of this Prospectus.

FUND PERFORMANCE
The Fund is new and therefore does not have a performance history for a full calendar year.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Mars Hill Partners, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Jason D. Huntley
Founder & Managing Partner	Founded Mars Hill Partners, LLC in January, 2010.

Gregory L. Thatcher, CFA
Partner, Portfolio Manager	Joined Mars Hill Partners, LLC in January, 2010.

David A. Houle, CFA
Partner, Director of Research	Joined Mars Hill Partners, LLC in January, 2010.

Elliott J. Orsillo, CFA
Partner, Portfolio Manager	Joined Mars Hill Partners, LLC in January, 2010.

PURCHASE AND SALE OF FUND SHARES
The Fund issues shares on a continuous basis at the net asset value ("NAV") only in a large specified number of shares called a "Creation Unit."  The shares of the Fund that trade on the New York Stock Exchange Arca, Inc. (the "NYSE" or "Exchange") are "created" at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares.  A "creator" enters into an authorized participant agreement ("Participant Agreement") with the Distributor or a Depository Trust Company ("DTC") participant who has executed a Participant Agreement (an "Authorized Participant"), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

3

Similarly, shares can only be redeemed in Creation Units, generally 50,000 shares, principally in-kind for a portfolio of securities held by the Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s).  Shares are not redeemable from the Fund except when aggregated in Creation Units.  The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers.  The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at net asset value, shares may trade at a value greater than or less than their net asset value.

TAX INFORMATION
The following is a summary of some important tax issues that affect the Fund and its shareholders.  The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action.  You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund.  More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•
The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

•
Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.  Long-term capital gains are currently taxed at a maximum rate of 15%.

•	Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

4

•	Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and long-term capital gain distributions shortly after the close of each calendar year.

•
If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.  You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

Derivatives and Complex Securities

The Underlying ETFs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Underlying ETFs and/or defer the Underlying ETFs' ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.  Additional information regarding the Underlying ETFs' investment in complex securities can be found in the SAI.

Investment in Certain Underlying ETFs

The Fund intends to invest substantially all of its assets in Underlying ETFs that are taxable as RICs under the Code.  Accordingly, the income the Fund receives from such Underlying ETFs will satisfy the qualifying income test with respect to the Fund’s qualification as a RIC.  The Fund, however, may also invest in one or more Underlying ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income.  The Sub-Advisor and Advisor anticipate monitoring its investments in such Underlying ETFs very closely to keep the Fund’s non-qualifying income within the acceptable limits, but, notwithstanding these efforts, it is possible that the non-qualifying income from such Underlying ETFs may be more than anticipated and may result in the Fund inadvertently failing the qualifying income requirement necessary for the Fund to qualify as a RIC.  Additional information regarding the consequences to the Fund if it fails to qualify as a RIC can be found in the SAI.

Investment in Foreign Securities

The Underlying ETFs may be subject to foreign withholding taxes on income they may earn from investing in foreign securities which may reduce the return on such investments.  Additional information regarding the Underlying ETFs' investment in foreign securities can be found in the SAI.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.  The Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met.  The Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.  The provisions applicable to dividends paid to foreign persons would apply to dividends with respect to taxable years of the Fund beginning before January 1, 2010 (unless extended under pending legislation).

5

Backup Withholding

The Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND INVESTMENT OBJECTIVE
The Fund’s investment objective is to generate average annual returns in excess of the total return of the MSCI World Index (the “Index”), with comparable volatility and little to no correlation with the Index. The investment objective of the Fund is "non-fundamental" and may be changed by the Board of Trustees of the Trust (the "Board") upon 60 days’ written notice to shareholders.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index, but rather uses an active investment strategy to meet its investment objective.  Accordingly, the Sub-Advisor subject to the oversight of the Advisor and the Board has discretion on a daily basis to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective.

Investment Philosophy
The following convictions constitute the guiding philosophy for the relative value investment strategy pursued by the Fund’s Sub-Advisor on behalf of the Fund:

α	Relative value is tied more to long-term fundamentals than short-term price behavior, and persists throughout flat, rising and falling stock market trends.

α	Long/Short portfolio construction is a more effective way to generate consistent positive returns as compared to a traditional long-only approach that profits primarily when stock markets are rising.

6

α
There is a substantial difference between the market capitalization weighting of global regions in the MSCI World Index relative to their economic output and influence in the global economy.  Most notably, the Emerging Markets are significantly under-weight in the MSCI World Index relative to their economic output and rising influence, whereas the U.S., Europe and Japan are significantly over-weight in the Index relative to their economic output and declining influence.

α
As the global economy and capital markets become increasingly more open and accessible, investors should eliminate their “familiarity bias” of investing primarily in stocks from their home country and instead invest on a global basis in accordance with relative fundamentals, opportunities and risks.

α
Global regions are highly correlated with one another, especially in declining markets, whereas their performance differential based on underlying economic conditions and price momentum can vary considerably.

α
Global equity markets are in an identifiable trend about 50% of the time, split rather evenly between a rising trend or falling trend.  These directional trends can and should be exploited to improve returns and/or reduce risk in an overall portfolio.

α
Because global equity markets have historically exhibited falling trends about as much of the time as rising trends, directional exposure should vary between being net long or net short rather than just going into cash or owning more defensive stocks.

Investment Process
Mars Hill’s portfolio managers works collaboratively to develop and manage its investment strategies on behalf of the Fund, guided by the following investment process:

Quantitative Analysis
The foundation of Mars Hill’s investment convictions originates from rigorous quantitative analysis, which is to say that it is objective, repeatable and un-emotional.  Mars Hill relies on numerous multi-factor regression models to aggregate and optimize vast amounts of data from around the world for the purpose of identifying the highest and lowest probability opportunities and risks.  The output from using quantitative analysis must be interpreted and applied and thus is not a “black box” or purely systematic methodology of portfolio management.

The primary driver for Mars Hill’s relative value strategy is a dynamic ranking of the four major global regions (U.S., Europe, Asia and Emerging Markets) depicting the relative attractiveness to one another and the global “average” as represented by the MSCI World Index.  Mars Hill’s ranking system constantly assesses the macro-economic conditions and fundamentals that most heavily influence the relative performance of each region, along with the valuation and momentum factors that help identify expected relative returns between each region.  These rankings culminate in the active management of which global region(s) to be long or short in the Fund at any point in time.

Mars Hill also monitors and assesses the relative attractiveness of each country within the major global regions to identify those countries that are expected to outperform or under-perform their respective regional index.  In doing so, Mars Hill takes into consideration the size, index weighting, liquidity and investment options for each country in order to minimize tracking error risk that could undermine the primary efficacy of the long/short regional weighting.  Mars Hill would use this insight to overweight the most relatively attractive countries in the global region(s) held in its long portfolio, and overweight the most relatively unattractive countries in the global region(s) held in its short portfolio.  Finally, in certain regions and countries (especially the U.S.), there may be an added opportunity to exploit relative value opportunities within styles (namely large-cap versus small-cap and/or value versus growth) and sectors.  Mars Hill would use this insight to overweight the most attractive styles or sectors in its long portfolio and overweight the least attractive styles or sectors in its short portfolio.

7

Long/Short Portfolio Construction
The Fund’s portfolio is comprised primarily of an equal dollar amount of long and short positions based on Mars Hill’s global relative value strategy described above.  To implement its long/short relative value strategy, Mars Hill will buy and sell a variety of index-based ETFs tied to global regions, countries, styles or sectors, with each index fund in turn owning up to hundreds of individual equity positions.  Mars Hill actively manages and adjusts the positions in its long and short portfolios as dictated by its quantitative research and evaluation process.

Directional Exposure Overlay
Mars Hill may establish directional exposure of up to 50% net long or net short when it believes that markets are exhibiting strong, exploitable directional trends.  By adding net long exposure, Mars Hill seeks to generate additional profits for the Fund when stock markets are rising, and by adding net short exposure, Mars Hill expects to generate additional profits for the Fund when stock prices are falling.  Based on the historical efficacy of its timing models, Mars Hill expects to apply directional exposure approximately half of the time, and generally balanced between net long and net short exposure.  To implement its directional exposure overlay, Mars Hill may use liquid futures contracts, swaps or other derivities tied to broad market equity indices, which offer a more liquid, capital efficient and tax efficient means than simply using index ETFs.

Portfolio Risk Management
The core long/short portfolio construction of the Fund provides a high degree of inherent risk control, especially when stock markets are falling.  The short positions provide obvious protection against market declines, and concurrently offer the potential to generate positive returns when markets are falling if the short positions fall more than the long positions.  Mars Hill uses a number of methods for monitoring and managing the inherent risk of the portfolio including, but not limited to, tracking relative country and sector exposure, volatility, correlations, Value-at-Risk (VAR) and “stress testing” via Monte Carlo simulation.  Mars Hill proactively monitors its positions, exposure and performance attribution on a real-time basis to identify, monitor and mitigate the most threatening risks to the Fund’s ability to consistently attain its investment objective.

Transparency: The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the listing Exchange and prior to the opening of trading on the Exchange the following day.

MORE INFORMATION ABOUT PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs which allocate their assets among various asset classes and market segments in the hope of achieving their respective investment objectives.

The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying ETFs and the allocation of the Underlying ETF's assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Underlying ETFs are themselves registered investment companies, the shares of which trade on a National Securities Exchange.  The Underlying ETFs will track the performance of a securities index representing an asset class, sector or other market segment.  The Underlying ETFs will typically be managed by a third party not affiliated with the Advisor or Sub-Advisor.  Under normal market conditions, the Fund will purchase shares of the Underlying ETFs in the secondary markets.  When the Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF's expenses (including operating cost and management fees). The Fund will generally be required to pay higher expenses of the Underlying ETF if the Underlying ETF's assets decline.  Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

8

Through its investments in the Underlying ETFs, the Fund will be subject to the risks associated with the Underlying ETFs' investments.  Please see "Overview of the Principal Risks of the Underlying ETFs" section for a description of these risks.

Along with the risks associated with the Underlying ETFs, the Fund is subject to a number of other risks that may affect the value of its shares, including:

ETN Risk. The value of an exchange-traded note (“ETN”) may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market.  It is expected that the issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period.  If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation.  When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities.  Such fees reduce the amount of return on investment at maturity or upon redemption.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity.  There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Short Sales and Leverage Risk.  Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the Fund originally paid for the security together with any transaction costs. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. As a result, the Fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility.  The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Regulatory bans on certain short selling activities may prevent the Fund from fully implementing its strategy. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for the Fund. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions.

Closed-End Fund Risk.  A closed-end fund is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges.  Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective.

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Derivative Risk.  The Fund may use derivatives to gain market exposure, enhance returns or hedge against market declines.  Examples of derivatives are options, futures, options on futures and swaps.  The Fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  These risks could cause the Fund to lose more than the principal amount invested.  In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

Commodity-Linked Derivative Investments Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Liquidity Risk.  Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.  In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules.  There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Trading Risk.  Shares may trade below their NAV.  The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings.  The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand.  However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

Early Closing Risk.  The normal close of trading of securities listed on Nasdaq and the NYSE is 4:00 p.m., Eastern Time.  Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s or an Underlying ETF’s inability to buy or sell securities or other financial instruments on that day.  If an exchange or market closes early on a day when the Fund or an Underlying ETF needs to execute a high volume of trades late in a trading day, the Fund or an Underlying ETF might incur substantial trading losses.

Underlying ETF Risk.  The Fund is subject to the same risks as the Underlying ETFs.  While the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio securities.  In addition, certain of the Underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

Turnover.  Because the Sub-Advisor will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Temporary Defensive Positions.  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Sub-Advisor's assessment of market conditions.  These debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, repurchase agreements and bonds that are BBB or higher.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market fund’s advisory fees and operational fees.

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As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

OVERVIEW OF THE PRINCIPAL RISKS OF THE UNDERLYING ETFs
The value of your investment in the Fund is based primarily on the prices of the Underlying ETFs that the Fund purchases.  In turn, the price of each Underlying ETF is based on the value of its securities.  The prices of these securities change daily and each Underlying ETF's performance reflects the risks of investing in a particular asset class or classes.  Certain of the Underlying ETFs reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination of these types of securities.  An overview of the principal risks of the Underlying ETFs is provided below.  The degree to which the risks described below apply to the Fund varies according to its asset allocation.  A complete list of each Underlying ETF can be found daily on the Trust's website.  Each investor should review the complete description of the principal risks of each Underlying ETF prior to investing in the Fund.

Equity Risk.  The prices of equity securities in which the Underlying ETFs invest rise and fall daily.  These price movements may result from factors affecting individual companies, industries or the securities market as a whole.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by such companies may suffer a decline in response.  In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Certain of the Underlying ETFs are subject to large-capitalization risks.  Underlying ETFs that invest in large-capitalization stocks run the risk that such stocks may underperform other segments of the equity market or the equity market as a whole.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks.  Accordingly, Underlying ETFs that invest in small-cap securities may be more volatile than Underlying ETFs that invest in large- and mid-cap securities.  Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns.  Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.  In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies.  Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.  These risks are even greater for the micro-cap companies that the Underlying ETFs may own.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them.  Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements.  Micro-cap companies are even more vulnerable to adverse business and market developments.

Real Estate Investment Trusts (REITs) Risk.  Certain of the Underlying ETFs invest in REITs.  An Underlying ETF's investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  In addition, REITs have their own expenses, and the Underlying Fund will bear a proportionate share of those expenses.

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Interest Rate Risk.  An Underlying ETF's investments in fixed income securities are subject to the risk that interest rates rise and fall over time.  As with any investment whose yield reflects current interest rates, an Underlying ETF's yield will change over time.  During periods when interest rates are low, an Underlying ETF's yield (and total return) also may be low.  Changes in interest rates also may affect an Underlying ETF's share price: a sharp rise in interest rates could cause the fund’s share price to fall.  This risk is greater when the Underlying ETF holds bonds with longer maturities.  To the extent that the investment adviser (or sub-adviser) of an Underlying ETF anticipates interest rate trends imprecisely, the Underlying ETF could miss yield opportunities or its share price could fall.

Credit Risk.  Certain of the Underlying ETFs are subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund’s share price to fall.  The Underlying ETFs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.  Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds.  Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness.  In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns.  Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the bonds.

Fixed Income Risk.  An Underlying ETF's investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected.  Either situation could cause the Underlying ETF to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.  In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, an Underlying ETF that holds these securities may exhibit additional volatility.  This is known as extension risk.  When interest rates decline, borrowers may pay off their fixed income securities sooner than expected.  This can reduce the returns of an Underlying ETF because the fund will have to reinvest that money at the lower prevailing interest rates.  This is known as prepayment risk.

Foreign Securities Risk.  An Underlying ETF's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers.  These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges).  In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States.  The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.  An Underlying ETF with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.  There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Markets Risk.  An Underlying ETF's investments in securities of emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.  It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with an Underlying ETF's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Foreign Currency Risk.  The Fund may invest in Underlying ETFs that hold securities denominated in foreign currency.  The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Underlying ETFs do not intend to hedge against the risk of currency exchange rate fluctuations, but some Underlying ETFs may reserve the right to do so if there is extreme volatility in currency exchange rates.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust's website.

MANAGEMENT OF THE FUND
INVESTMENT ADVISOR
AdvisorShares Investments, LLC, 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, serves as investment advisor of the Fund.  The Advisor continuously reviews, supervises, and administers the Fund’s investment program.  In particular, the Advisor provides investment and operational oversight of the Sub-Advisor.  The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Advisor shall receive 1.35% of the NAV of the Fund and such fees do not include breakpoints.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor.  The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets until March 14, 2011.  The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.  The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to any Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust.  If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

A discussion regarding the basis for the Board's approval of the Fund’s investment advisory agreement will be available in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders, which covers the period December 31, 2009 to June 30, 2010.

INVESTMENT SUB-ADVISOR
The Sub-Advisor for the Fund is Mars Hill Partners, LLC, located at 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903, an affiliate of Huntley Thatcher Ellsworth, Ltd. (“HTE”).  The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.  The Sub-Advisor is a new investment advisor and as of the date of this Prospectus it does not have any assets under management.

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Pursuant to an investment sub-advisory agreement between the Sub-Advisor and the Advisor, the Advisor pays, out of its management fee, the Sub-Advisor, on a monthly basis, an annual advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.90% of the first $100,000,000; 0.95% of the next $400,000,000; and 1.00% of average daily net assets in excess of $500,000,000.

A discussion regarding the basis for the Board's approval of the investment sub-advisory agreement will be available in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders, which covers the period December 31, 2009 to June 30, 2010.

PORTFOLIO MANAGERS
The following portfolio managers are responsible for the day-to-day management of the Fund.  Each portfolio manager is a member of the Investment Committee of Mars Hill Partners, LLC and HTE, which shapes the global asset allocation and risk management strategies for the firm:

Jason D. Huntley is the Founding Member of Mars Hill, HTE and also the Founder and Managing Partner of HTE Asset Management, LLC.  Prior to Mars Hill, Mr. Huntley founded HTE in 1997 after spending five years advising affluent families and institutional clients for boutique firms in California and Colorado.  Mr. Huntley earned a bachelor’s degree in Business Administration from Point Loma Nazarene College in 1994.

David A. Houle, CFA, is the Director of Research at Mars Hill Partners, LLC and HTE and works directly with Mr. Huntley to oversee strategy development, trading and risk management, which he has done since joining HTE in August 2002.  Mr. Houle earned a bachelor’s degree in Finance from the University of Colorado in 2003, and later went on to earn the Charted Financial Analyst designation.

Elliott J. Orsillo, CFA, joined Mars Hill Partners, LLC in 2010 and HTE in October 2009 after working for six years as a portfolio manager at Russell Investments and a financial analyst for Southern California Edison.  Mr. Orsillo earned a bachelor’s degree in Engineering from Oral Roberts University in 2001 and a master’s degree in Management Science with an emphasis in Finance from Stanford University in 2003.  Mr. Orsillo also holds the Chartered Financial Analyst designation.

Gregory L. Thatcher, CFA, joined Mars Hill Partners, LLC in 2010 and HTE in April 2000 after working for nearly 15 years in the brokerage industry with Piper Jaffray and Stifel, Nicolaus & Company.  Mr. Thatcher earned a bachelor’s degree in Agricultural Economics from the University of Arizona in 1988, and also holds the Chartered Financial Analyst designation.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS
Foreside Fund Services, LLC (the "Distributor") is the principal underwriter and distributor of the Fund’s shares.  Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares.  The Distributor is a broker-dealer registered under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  The Distributor is not affiliated with the Advisor, The Bank of New York Mellon or their affiliates.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting agent for the Fund.

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Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Ave, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION
CALCULATING NET ASSET VALUE (NAV)
The Fund calculates its NAV by: (i) taking the current market value of its total assets; (ii) subtracting any liabilities; and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its investment portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.  Because the Fund invests primarily in Underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES
The prices of the Fund’s shares are based on market price, which may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.  The Exchange intends to disseminate the approximate value of the portfolio underlying a share of the Fund every fifteen seconds.  This approximate value should not be viewed as a "real-time" update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day.  The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

DIVIDENDS AND DISTRIBUTIONS
The Fund pays out dividends to shareholders at least annually.  The Fund distributes its net capital gains, if any, to shareholders annually.

ACTIVE INVESTORS AND MARKET TIMING
Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains.  The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash.  Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV.  The Fund also impose a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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BOOK ENTRY
Shares are held in book-entry form, which means that no stock certificates are issued.  DTC or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies).  These procedures are the same as those that apply to any stocks that you hold in book entry or "street name" through your brokerage account.

CREATIONS AND REDEMPTIONS
Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units.  Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring.  Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act.  Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.  Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

TRANSACTION FEES
The Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares.  The Creation and Redemption Transaction Fees for creations and redemptions are as follows:

Fund	Creation and Redemption Fees
Mars Hill Global Relative Value ETF	$500

An additional charge of up to 3 times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC’s usual clearing process or for cash.  Investors who use the services of a broker or other such intermediary may pay additional fees for these services.

The anticipated approximate value of one Creation Unit for the Fund as of the date the Fund is first offered to the public is $500,000.  More information on the creation and redemption process is included in the SAI.

INVESTING IN THE FUND
For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at advisorshares.com.

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INVESTMENTS BY INVESTMENT COMPANIES
The acquisition of shares of the Fund by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940.

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers").  If a Service Provider provides distribution services, the Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940.  The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose these fees, and no such fees will be charged prior to March 14, 2011.  However, in the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.  In that event, the Fund will notify investors by adding disclosure on the Fund's website and in the Fund's prospectus.  Any distribution fees will be approved by the Board.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

MARS HILL GLOBAL RELATIVE VALUE ETF

Advisor	AdvisorShares Investments, LLC 3 Bethesda Metro Center, Suite 700 Bethesda, Maryland 20814
Sub-Advisor	Mars Hill Partners, LLC 102 South Tejon, Suite 430 Colorado Springs, CO 80903
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave, N.W. Washington, D.C. 20004
Administrator & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, NY 10286
Custodian	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated March 16, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by emailing the SEC at the following address: publicinfo@sec.gov.

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You may obtain a copy of the SAI or the Annual or Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the website at advisorshares.com, or writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110

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STATEMENT OF ADDITIONAL INFORMATION

ADVISORSHARES TRUST
3 Bethesda Metro Center
Suite 700
Bethesda, Maryland 20814
877.843.3831
www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolio (the “Fund”):

(GRV) MARS HILL GLOBAL RELATIVE VALUE ETF

This SAI is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, dated March 16, 2010, which incorporates this SAI by reference.  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above. Shares of the Fund are subject to listing on New York Stock Exchange Arca, Inc. (“NYSE Arca” or the “Exchange”), and will trade in the secondary market.

The date of this SAI is March 16, 2010

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007.  The Trust currently consists of three investment portfolios (each a “fund”), the Mars Hill Global Relative Value ETF (the “Fund”), the Dent Tactical ETF and the WCM/BNY Mellon Focused Growth ADR ETF.  All payments received by the Trust for shares of any Fund belong to that Fund.  The Fund has its own assets and liabilities.  Additional Series and/or Classes may be created from time to time.

The shares of the Fund are subject to approval for listing on the NYSE Arca. The shares of the Fund described in the Fund’s Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) of the Fund.

The Fund offers and issues shares at NAV only in aggregated lots of 50,000 or more shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of equity securities included in its Underlying ETFs, as defined below, (the “Deposit Securities”); and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission (“SEC”) requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General
The Fund is considered a “fund-of-funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other exchange-traded funds (the “Underlying ETFs”) that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange-traded products, including but not limited to exchange-traded notes, exchange-traded currency trusts and closed-end funds.  The Fund charges its own expenses and also indirectly bears a proportionate share of the Underlying ETFs’ expenses.

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund.  The day-to-day portfolio management of the Fund is provided by Mars Hill Partners, LLC, the sub-advisor to the Fund (“Mars Hill” or the “Sub-Advisor”).  The Sub-Advisor selects a group of Underlying ETFs for the Fund in which to invest pursuant to an “active” management strategy for asset allocation, security selection and portfolio construction.  The Fund allocates its assets among a group of Underlying ETFs in different percentages of stocks, bonds, and cash that seek to achieve a unique investment objective and the Fund will periodically change the composition of its portfolio to best meet its investment objective. The Fund will attempt to achieve its investment objective by utilizing an “active” management strategy based entirely upon various formulas for asset allocation, security selection and portfolio construction.  The Prospectus describes the key features of the Fund, as well as important additional information.

The Fund’s investment objective is average annual returns in excess of the total return of the MSCI World Index (the “Index”), with comparable volatility and little to no correlation with the Index. The investment objective of the Fund is “non-fundamental” and may be changed upon 60 days’ written notice to shareholders.

The Sub-Advisor seeks to achieve the Fund’s investment objective by investing in both long and short positions in the Underlying ETFs that offer diversified exposure to global regions, countries, styles (market capitalization, value, growth, etc.) or sectors, and other exchange-traded products, including but not limited to exchange-traded notes, exchange-traded currency trusts and closed-end funds.  In addition, the Fund may use liquid futures contracts tied to broad market indices when establishing net long or net short exposure on top of the core long/short portfolio.

The Sub-Advisor seeks to achieve the Fund’s investment objective by taking long positions in the Underlying ETFs that invest in what it believes to be the most relatively attractive global regions and countries within those regions, and by establishing an equivalent dollar amount of short positions in the Underlying ETFs that invest in what it believes to be the most relatively unattractive global regions and countries within those regions.  By maintaining a core portfolio construction of equal long and short dollar exposure, the Sub-Advisor seeks to minimize the influence of directional trends and market exposure (“beta”), and instead seeks to profit from the relative performance between long and short positions in global regions, countries, styles or sectors held by the Underlying ETFs.  Yet from time-to-time, the Sub-Advisor may engage in leveraging techniques through the use of derivatives to add directional exposure of up to 50% net long or net short exposure on top of its core long/short portfolio.  In doing so, the Sub-Advisor seeks to generate additional profits for the Fund by being net long when stock markets are rising and net short when markets are falling.

RISK FACTORS

Borrowing
While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Fund intends to use leverage during periods when the Sub-Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the Investment Company Act of 1940 (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund's assets, valued at cost.

Equity Securities
The Fund and the Underlying ETFs may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below.

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Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

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Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

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Master Limited Partnerships ("MLPs").  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Investments in Underlying ETFs
The Fund currently intends to invest primarily in the securities of Underlying ETFs consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. The Fund will only make such investments in conformity with the requirements of Section 817 of the Internal Revenue Code of 1986, as amended (the “Code”).

If the Fund invests in, and thus, is a shareholder of, an Underlying ETF, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such Underlying ETF, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Underlying ETFs in which the Fund will invest will primarily be index-based ETFs that hold substantially all of their assets in securities representing a specific index.  The main risk of investing in index-based investments is the same as investing in a portfolio of securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).  Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.  The Trust has entered into agreements with several Underlying ETFs that permit, pursuant to an SEC order, the Fund, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above.

Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity.  ETNs may be riskier than ordinary debt securities and may have no principal protection.  The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Closed-End Funds

The Fund may invest in closed-end funds, pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund's share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the net asset value of a closed-end fund's portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund's portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund attempts to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Futures and Options Transactions
Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Sub-Advisor determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities
While the Fund does not anticipate doing so, the Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.  When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The board of trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by the Fund, to the Sub-Advisor.

Lending of Portfolio Securities
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Portfolio Turnover
Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy.  Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.  The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.  Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

Short Sales
The Fund may engage in short sales transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) other-wise cover the Fund’s short position.  The Fund may use up to 100% of its portfolio to engage in short sale transactions and collateralize its open short positions.

Stock Index Futures Contracts
The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian.  When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Swap Agreements
The Fund may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market.  The Sub-Advisor, under the supervision of the Advisor and the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities
The Fund, or the ETFs in which it invests, may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship.  Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality.  Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of  cash capital to the instrumentalities in the event their liabilities exceed their assets.  This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.  Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities.  This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities.  The program expires in December 2009.  No assurance can be given that the U.S. Treasury initiatives will be successful.

When-Issued and Delayed-Delivery Securities
The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds
The Fund may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Temporary Defensive Positions
To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Sub-Advisor’s assessment of market conditions.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

INVESTMENT RESTRICTIONS

Fundamental Policies of the Fund
In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, and (2) enter into reverse repurchase agreements.

Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Diversification. The Fund may not (i) with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Concentration. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.  This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies
The following investment limitation is a non-fundamental policy of the Fund and may be changed with respect to the Fund by the Board:

The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Fund are listed and traded on the Exchange.  The shares of the Fund will trade on the Exchange at prices that may differ to some degree from the Fund’s NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, the Advisor, and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor and Advisor believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection.  The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions.  When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor may not select a broker-dealer based on the lowest commission rate available for a particular transaction.  In those cases, the Sub-Advisor may pay a higher commission than otherwise would be available as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), which provides that the Sub-Advisor may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as the Sub-Advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.  To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements permitted by Section 28(e) of the Exchange Act.  The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services.  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor makes a good faith allocation between the research and non-research uses of the product or service.  The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or  (iii) sold the largest dollar amounts of the Trust’s shares.  Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee
Interested Trustees
Noah Hamman* 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1968)	Trustee, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001).	3	None
Independent Trustees
Paul Aaronson 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1956)	Trustee, No set term; served since 2009	Managing Member of Stone Keep Capital Management, LLC (2008-present); President of Scaroon Associates (financial services consulting) (2006); CEO of PlusFunds Group, Inc. (registered investment adviser) (2005) Executive Managing Director of Standard & Poor’s (2001).	3	None
Elizabeth (Betsy) Piper/Bach 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1952)	Trustee, No set term; served since 2009	Vice President of NADA Plan Administrators (retirement plan administration) (2009-present); President of Cardinal Trust and Investments; CIO for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001).	3	1
Officers
Noah Hamman 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814 (born 1968)	Chief Executive Officer, Principal Financial Officer & President, No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006-present); President and CEO of Arrow Investment Advisors, LLC (2006-2008); Vice-President - Business Development of Rydex Investments (2001).	3	None
Dan Ahrens 4144 N. Central Expressway, Suite 600, Dallas, TX 75204 (born 1966)	Chief Compliance Officer, Secretary & Treasurer, No set term; served 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 - present); President of Ahrens Advisors, LP (2005 - 2008); President of Mutuals Advisors, Inc. & Mutuals.com Funds (2003-2005).	3	None

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Each Independent Trustee serves as a member of the Audit Committee. The Audit will meet periodically as necessary.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders.  The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Hamman should serve as Trustee because of the experience he has gained with respect to mutual fund company business development, and the development of exchange-traded funds in particular, in his past position with Rydex Investments, and as the President and [co-]founder of a registered investment adviser to a mutual fund company in his past position with Arrow Investment Advisors, LLC.  Mr. Hamman’s knowledge of and experience in the financial services industry, in general, also qualifies him to serve as Trustee.

The Trust has concluded that Mr. Aaronson should serve as Trustee because of his extensive knowledge of domestic and international financial services markets and the experience he has gained in his past leadership and management roles with PlusFunds Group, Inc., a provider of hedge fund products and services, Morgan Stanley and Standard & Poor’s. With over twenty-five years of financial services experience, Mr. Aaronson played a key role in the development of early ETFs, such as WEBS (now part of iShares). Mr. Aaronson also helped to establish an institutional investment advisory arm of S&P. In addition, Mr. Aaronson’s ten years experience as a private and in-house securities and business law practitioner make Mr. Aaronson particularly well-suited to serve as Trustee.

The Trust has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry and in fiduciary and banking law.  In particular, during her 28 years in the financial services industry, Ms. Piper/Bach has gained relevant experience in her roles as President and CIO of a well established wealth management and trust services firm, Vice President and Chief Trust Officer of a large custodian bank and President of a large regional brokerage and wealth management group.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all AdvisorShares Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All AdvisorShares Funds Overseen by Trustee
Interested Trustees
Noah Hamman	Dent Tactical ETF	$10,001 - $50,000	$10,001 - $50,000
Independent Trustees
Paul Aaronson	None	$0	$0
Elizabeth (Betsy) Piper/Bach	Dent Tactical ETF	$0-$10,000	$0-$10,000

 Board Compensation. – The following table sets forth the estimated compensation that will be paid to each Trustee by the Trust for the fiscal year ending June 30, 2010. Prior to the Trust’s commencement of operations no Trustee was compensated.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustees
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Paul Aaronson	$2,000	N/A	N/A	$2,000
Elizabeth (Betsy) Piper/Bach	$2,000	N/A	N/A	$2,000

Code of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, Sub-Advisor and Distributor have adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisor and the Advisory Agreement
The Advisor, a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), is located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.  The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009 (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust.

Pursuant to the Advisory Agreement, the Advisor agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan pursuant to Rule 12b-1 under the 1940 Act. For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.35%, based on the average daily net assets of the Fund.  The Advisor has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets until March 14, 2011.  The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.  The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to any Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor upon thirty (30) days’ prior written notice to the Trust. If at any point it becomes unnecessary for the Advisor to reduce fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.  The Fund is newly organized and as of the date of this SAI, the Advisor has not yet received fees under the Advisory Agreement.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.  The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Prospectus.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund.  In addition, the Advisor may at any time terminate the Advisory Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the Trust.

A discussion regarding the basis for the Board's approval of the investment advisory agreement will be available in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders, which covers the period December 31, 2009 to June 30, 2010.

The Sub-Advisor and the Sub-Advisory Agreement
The Sub-Advisor, a registered investment adviser under the Advisers Act, is located at 102 South Tejon, Suite 430, Colorado Springs, CO 80903. The Sub-Advisor is a Colorado limited liability company organized January 1, 2010.

Pursuant to an investment sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor serves as the investment sub-advisor for the Fund, makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board.

A discussion regarding the basis for the Board's approval of the investment sub-advisory agreement will be available in the Fund’s June 30, 2010 Semi-Annual Report to Shareholders, which covers the period December 31, 2009 to June 30, 2010.

Sub-Advisory Fees Paid to the Sub-Advisor.  For its services under the Sub-Advisory Agreement, Mars Hill Partners, LLC is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based approximately on the portion of assets of the Fund allocated to the Sub-Advisor by the Advisor as follows:

AUM Schedule	Rate
0-$100,000,000.90%
$100,000,001 - $500,000,000.95%
$500,000,001 +	1.00%

The Fund is newly organized and as of the date of this SAI, the Sub-Advisor has not yet received fees under the Sub-Advisory Agreement.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by a majority vote of the Trustees, including a majority vote of such Trustees who are not “interested persons” of the Trust or the Sub-Advisor, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the Advisory Agreement, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund.  The Advisor may, at any time terminate the Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser.  The Sub-Advisor may, at any time terminate the Sub-Advisory Agreement on at least 90 days’ written notice to the Advisor.

Factors considered by the Board in the approval or renewal of the Sub-Advisory Agreement will be included in the Annual Report to Fund shareholders.

Portfolio Managers
This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Jason D. Huntley	1	$0	0	$0	584	$165.4
David A.Houle	1	$0	0	$0	584	$165.4
Elliott J. Orsillo	1	$0	0	$0	584	$165.4
Gregory L. Thatcher	1	$0	0	$0	584	$165.4

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation.  The portfolio managers are compensated by Mars Hill and do not receive any compensation directly from the Fund or the Fund’s investment adviser.  Each portfolio manager owns an equity interest in Mars Hill, whether directly or indirectly, and their compensation comes in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management.  Thus, portfolio manager compensation is aligned with the interests of Mars Hill clients, including the Fund and its investors.  The portfolio manager’s may also earn a bonus each year based on the profitability of Mars Hill, of which half is shared equally and half is allocated at the managing partner’s discretion.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.   Because the Fund is newly organized, as of the date of this SAI, the portfolio managers do not own shares of the Fund.

Administration, Custody and Transfer Agency Agreements
The Bank of New York Mellon Corporation (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund.  The principal address of the Administrator is 101 Barclay Street, New York, NY 10286. Under an administration agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.  Under a custodian agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Trust for the Fund.  Pursuant to a transfer agency and service agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

Distribution
Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund.  The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”).  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus.  Shares in less than Creation Units are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.  The Distributor is not affiliated with the Trust, the Advisor, Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan.  The Fund has adopted a Distribution Plan applicable to the shares.  Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Because the Fund is new, as of the date of this SAI, the Fund has not yet commenced operations and therefore did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Costs and Expenses.  The Fund bears all expenses of its operation other than those assumed by the Advisor or Sub-Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.  The DTC Participants' rules and policies are made publicly available through its website at: www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” -- per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a “cash in lieu” amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) (“Closing Time”), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund's transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee
Mars Hill Global Relative Value ETF	$500

An additional charge of up to 3 times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the NYSE (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m. if transmitted by other means on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

Fund	Creation Transaction Fee
Mars Hill Global Relative Value ETF	$500

An additional charge of up to 3 times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded.  Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status
The Fund will seek to qualify for treatment as a RIC under the Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

In the event of a failure by the Fund to qualify as a RIC, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations.  This treatment would also apply to any portion of the distributions that might have been treated in the shareholder’s hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  Dividends received by the Fund from an Underlying ETF taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such RIC.

In order for some portion of the dividends received by the Fund shareholder of the Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares.  The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption.  Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.  In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

Investment in Certain Underlying ETFs and Certain Direct Fund Investments
The Fund intends to invest in Underlying ETFs that are taxable as RICs under the Code.  Accordingly, the income the Fund receives from such Underlying ETFs will satisfy the qualifying income test with respect to the Fund’s qualification as a RIC.  The Fund may also invest in one or more Underlying ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income. The sub-advisor and advisor anticipate monitoring its investments in such Underlying ETFs very closely to keep the Fund’s non-qualifying income within the acceptable limits, but it is possible that such if such income is more than anticipated that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.

Similarly, the Fund may make certain direct investments (such as certain exchange traded notes) that may produce non-qualifying income for purposes of the 90% Test.  The sub-advisor and advisor anticipate monitoring such investments very closely to keep the Fund’s non-qualifying income from such investments which are combined with any non-qualifying income from the Fund's investments in the Underlying ETFs within the acceptable limits, but it is possible that such if such income is more than anticipated that it could cause the Fund to inadvertently fail the 90% Test thereby causing the fund to fail to qualify as a RIC.

Options, Swaps and Other Complex Securities
The Underlying ETFs may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Underlying ETFs are treated as ordinary income or capital gain, accelerate the recognition of income to the Underlying ETFs and/or defer the Underlying ETFs’ ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Underlying ETFs will be required to include as part of its current income the imputed interest on such obligations even though the Underlying ETFs have not received any interest payments on such obligations during that period.  Because the Underlying ETFs are taxable as RICs and the Fund distributes all of their net investment income to its shareholders, the Fund may have to sell assets to distribute such imputed income which may occur at a time when the Sub-Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

The Underlying ETFs are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Options on “broad based” securities indices are classified as “non-equity options” under the Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

Dividends and interest received by the Underlying ETFs' holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Underlying ETFs meet certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Underlying ETFs should be eligible to file an election with the Internal Revenue Service that may enable their shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the Fund, subject to certain limitations. The Fund, however, is not expected to be able to pass these benefits along to its shareholders.

The Underlying ETFs’ transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Underlying ETFs (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Underlying ETFs and defer losses. These rules could therefore affect the character, amount and timing of distributions to the Underlying ETFs shareholders, including the Fund. These provisions also may require the Underlying ETFs to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Underlying ETFs to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements, if applicable, for avoiding income and excise taxes.

If the Underlying ETFs own shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Underlying ETFs will be subject to one of the following special tax regimes: (i) the Underlying ETFs are liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Underlying ETFs as a dividend to its shareholders; (ii) if the Underlying ETFs were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Underlying ETFs would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Underlying ETFs’ pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Underlying ETFs; or (iii) the Underlying ETFs may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Back-Up Withholding
In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Foreign Shareholders
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund’s taxable year beginning after December 31, 2004 and not beginning after December 31, 2009 (unless extended under pending legislation), interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Taxes on Creation and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.  In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex.  Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit.  The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Other Tax Considerations
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”).  Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders.  However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Underlying ETFs invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Underlying ETFs from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so.  The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

The Trust currently is comprised of the Dent Tactical ETF, the WCM / BNY Focused Growth ADR ETF and the Fund.  The Board may designate additional funds.  Each share issued by a fund has a pro rata interest in the assets of that fund.  Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the fund on liquidation.

Portfolio Holdings
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Advisor, Sub-Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.  This information typically reflects the Fund’s anticipated holdings on the following business day.  Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. As of the date of this SAI, the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.  Once the Fund commences operations it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisors Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by shareholders owning at least 50% of the outstanding shares of the Trust.  If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting.  Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814.

Shareholder Inquiries
Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon Corporation (the “Custodian”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian (the “Custody Agreement”).  Under the Custody Agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As of the date of this SAI, the Fund has not yet commenced operations and therefore, it does not have any Financial Statements.

Mars Hill Partners, LLC
Form of IA Policies and Procedures Manual
3/31/2009 to Current

Proxy Voting

Policy

Gregg Thatcher, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Gregg Thatcher has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Mars Hill Partners, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	All employees will forward any proxy materials received on behalf of clients to Gregg Thatcher;
•	Gregg Thatcher will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflicts, Gregg Thatcher will determine how Mars Hill Partners, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•
Mars Hill Partners, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mars Hill Partners, LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•
Gregg Thatcher will also send a copy of this summary to all existing clients who have previously received Mars Hill Partners, LLC Disclosure Document; or Gregg Thatcher may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

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Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Gregg Thatcher.
•
In response to any request Gregg Thatcher will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mars Hill Partners, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•
In the absence of specific voting guidelines from the client, Mars Hill Partners, LLC will vote proxies in the best interests of each particular client. Mars Hill Partners, LLC's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mars Hill Partners, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
Mars Hill Partners, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•	Mars Hill Partners, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Mars Hill Partners, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•
Mars Hill Partners, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mars Hill Partners, LLC with the issuer of each security to determine if Mars Hill Partners, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Gregg Thatcher will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Mars Hill Partners, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Gregg Thatcher shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Mars Hill Partners, LLC receives;
•	A record of each vote that Mars Hill Partners, LLC casts;
•
Any document Mars Hill Partners, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Gregg Thatcher or proxy committee, if applicable.

•	A copy of each written request from a client for information on how Mars Hill Partners, LLC voted such client’s proxies, and a copy of any written response.

(NOTE: In the event an adviser retains the research, voting and/or recordkeeping services of an outside proxy firm, the adviser must tailor its proxy policy and procedures to be consistent with the services received and the firm's actual proxy handling and voting processes.)

In addition, advisers should conduct initial due diligence reviews of any proxy service firm engaged as well as oversight on an on-going or periodic basis. These reviews of the proxy firms’ services and practices should include conflicts of interest, consistency of voting with guidelines, fees and disclosures, as relevant, among other things. Advisers as a matter of best practices should document any initial and oversight reviews.

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PART C:  OTHER INFORMATION

Item 28.	Exhibits

(a)(1)
Certificate of Trust dated July 30, 2007, as filed with the state of Delaware on August 1, 2007 for AdvisorShares Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-09-017027 on March 12, 2009.

(a)(2)
Registrant’s Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(b)
Registrant’s By-Laws are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(c)	Not applicable.

(d)(1)
Advisory Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(d)(2)
Revised Schedule A to the Advisory Agreement dated June 2, 2009, amended as of February 25, 2010, between the Registrant and AdvisorShares Investments, LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-009940 on February 25, 2010.

(d)(3)
Expense Limitation Agreement dated June 2, 2009 between the Registrant and AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(d)(4)
Revised Schedule A to the Expense Limitation Agreement dated June 2, 2009, as amended as of February 25, 2010, between the Registrant and AdvisorShares Investments, LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-009940 on February 25, 2010.

(d)(5)
Investment Sub-Advisory Agreement dated June 2, 2009 between AdvisorShares Investments, LLC, Inc. and H.S. Dent Investment Management LLC, relating to the Dent Tactical ETF, is incorporated herein by reference to Exhibit (d)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(d)(6)
Expense Limitation Agreement dated June 2, 2009 between AdvisorShares Investments, LLC and H.S. Dent Investment Management, LLC, relating to the Dent Tactical ETF, is incorporated herein by reference to Exhibit (d)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(d)(7)	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and WCM Investment Management, relating to the WCM/BNY Mellon Focused Growth ADR ETF, is filed herewith.

(d)(8)	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and Mars Hill Partners, LLC, relating to the Mars Hill Global Relative Value ETF, is filed herewith.

(d)(9)	Form of Expense Limitation Agreement between AdvisorShares Investments, LLC and Mars Hill Partners, LLC, relating to the Mars Hill Global Relative Value ETF, is filed herewith.

(d)(10)
Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC, relating to the Peritus High Yield ETF, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-009940 on February 25, 2010.

(d)(11)
Form of Expense Limitation Agreement between AdvisorShares Investments, LLC and Peritus I Asset Management, LLC, relating to the Peritus High Yield ETF, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001144204-10-009940 on February 25, 2010.

(e)(1)	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC is filed herewith.

(e)(2)
Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(f)	Not applicable.

(g)	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon is filed herewith.

(h)(1)	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and Bank of New York Mellon is filed herewith.

(h)(2)	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and Bank of New York Mellon is filed herewith.

(h)(3)
Form of Exchange Traded Fund Services Fee Schedule for Fund, Custody, Fund Accounting, Fund Administration and Transfer Agency Services is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(i)(1)
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the WCM/BNY Mellon Focused Growth ADR ETF and the Legacy Long/Short ETF, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-053676 on September 8, 2009.

(i)(2)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Mars Hill Global Relative Value ETF, is filed herewith.

(i)(3)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Peritus High Yield ETF, to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)
Distribution Plan is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)
Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(p)(2)
Code of Ethics of AdvisorShares Investments, LLC is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-052948 on September 1, 2009.

(p)(3)
Code of Ethics of Foreside Fund Services, LLC is incorporated herein by reference to Exhibit (p)(4) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(p)(4)
Code of Ethics of H.S. Dent Investment Management, LLC is incorporated herein by reference to Exhibit (p)(3) of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-157876 and 811-22110), as filed with the SEC via EDGAR Accession No. 0001104659-09-037448 on June 9, 2009.

(p)(5)	Code of Ethics of WCM Investment Management to be filed by amendment.

(p)(6)	Form of Code of Ethics of Mars Hill Partners, LLC is filed herewith.

(p)(7)	Code of Ethics of Peritus I Asset Management, LLC to be filed by amendment.

Item 29.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 30.	Indemnification

AdvisorShares Trust (the “Trust” or the “Registrant”) is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust dated as of July 30, 2007, as amended (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances.  Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.  The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)   every person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person  and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to Article IX of the Declaration of Trust.

(ii)   as used herein the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)   who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)   in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A)   by the court or other body approving the settlement;

(B)   by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)   by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)
To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of Section 9.02 of the Declaration of Trust may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he is not entitled to indemnification under Section 9.02 of the Declaration of Trust; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a full trial-type inquiry or investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under Section 9.02 of the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Advisor and each sub-advisor is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

AdvisorShares Investments LLC
AdvisorShares Investments, LLC, (the “Adviser”) serves as the investment adviser for the Trust’s Dent Tactical ETF.  The principal address of the Adviser is 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.  The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Noah Hamman, CEO	Arrow Investment Advisors, LLC 2943 Olney Sandy Spring Road Olney, Maryland 20832	Founding Member and CEO
Dan Ahrens, Executive Vice President, CCO	Ahrens Advisors, L.P. 4144 N. Central Expressway Suite 600 Dallas, Texas 75214	Owner, President & Treasurer

H.S. Dent Investment Management, LLC
H.S. Dent Investment Management, LLC (“H.S. Dent”) serves as investment sub-adviser for the Trust’s Dent Tactical ETF.  The principal address of H.S. Dent is 15310 Amberly Drive, Suite 390, Tampa, Florida 33647.  H.S. Dent is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Harry S. Dent, Jr. Founder and Co-Portfolio Manager	HS Dent Publishing 15310 Amberly Drive Suite 390 Tampa, Florida 33647	Founder
	HS Dent Foundation 7505 Willowbend Drive McKinney, Texas 75071	Founder, Director
	SaveDaily 3020 Old Ranch Parkway, Suite 140 Seal Beach, California 90740	CEO
Rodney Johnson, President and Co-Portfolio Manager	HS Dent Publishing 15310 Amberly Drive Suite 390 Tampa, Florida 33647	President
	DCM, LLC 15824 Fairchild Drive Tampa, Florida 33647	Managing Member

WCM Investment Management
WCM Investment Management (“WCM”) serves as investment sub-adviser for the Trust’s WCM/BNY Mellon Focused Growth ADR ETF.  The principal address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

For the fiscal years ended June 30, 2008 and 2009, none of the directors, officers or partners of WCM is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Mars Hill Partners, LLC
Mars Hill Partners, LLC (“Mars Hill”) serves as investment sub-adviser for the Trust’s Mars Hill Global Relative Value ETF.  The principal address of Mars Hill is 102 South Tejon, Suite 430, Colorado Springs, Colorado 80903.  Mars Hill is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Jason D. Huntley, Managing Partner	Waters Winery	Founder
	Huntley Thatcher Ellsworth	Founder
David Houle	Huntley Thatcher Ellsworth	Partner
Elliott Orsillo	Huntley Thatcher Ellsworth	Partner

Peritus I Asset Management, LLC
Peritus I Asset Management, LLC (“Peritus”) serves as investment sub-adviser for the Trust’s Peritus High Yield ETF.  The principal address of Peritus is 26 West Anapamu, 3rd Floor, Santa Barbara, California 93103.  Peritus is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. [TO BE COMPLETED BY AMENDMENT]

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

Item 32.	Principal Underwriters

(a) In addition to the Registrant, Foreside Fund Services, LLC (the “Distributor”), serves as the distributor and principal underwriter for the following other investment companies:

1)	American Beacon Funds
2)	American Beacon Mileage Funds
3)	American Beacon Select Funds
4)	Henderson Global Funds
5)	Ironwood Series Trust
6)	Bridgeway Funds, Inc.
7)	Monarch Funds
8)	Century Capital Management Trust
9)	Sound Shore Fund, Inc.
10)	Forum Funds
11)	Hirtle Callaghan Trust
12)	Central Park Group Multi-Event Fund
13)	The CNL Funds
14)	PMC Funds, Series of the Trust for Professional Managers
15)	SPA ETF Trust
16)	Nomura Partners Funds, Inc.
17)	Wintergreen Fund, Inc.
18)	RevenueShares ETF Trust
19)	NETS Trust
20)	Direxion Shares ETF Trust

Officers of Foreside Fund Services, LLC

(b) The following officers of the Distributor hold the following positions with the Registrant.  Unless otherwise noted the principal business address of each officer of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Mark S. Redman	President	None
Richard J. Berthy	Vice President and Treasurer	None
Jennifer E. Hoopes	Secretary	None
Nanette K. Chern	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None

Item 33.  Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o AdvisorShares Investments, LLC
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

(b)	Advisor:
AdvisorShares Investments, LLC
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

(c)	Sub-Advisors:
H.S. Dent Investment Management, LLC
15310 Amberly Drive, Suite 390
Tampa, FL 33647

WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Mars Hill Partners, LLC
102 South Tejon, Suite 430
Colorado Springs, Colorado 80903

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93103

(d)	Principal Underwriter:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(e)	Custodian:
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 4 to Registration Statement No. 333-157876 to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, State of Maryland on this 15th day of March, 2010.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
Chairman of the Board of Trustees,
Chief Executive Officer, Principal
Financial Officer and President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Chairman of the Board of Trustees,	March 15, 2010
Noah Hamman	Chief Executive Officer
Principal Financial Officer and
President

*	Trustee	March 15, 2010
Paul Aronson

*	Trustee	March 15, 2010
Elizabeth Piper/Bach

*	Secretary, Chief Compliance	March 15, 2010
Dan Ahrens	Officer and Treasurer

* Noah Hamman, Power of Attorney

Exhibit Index

Exhibit Number	Exhibit:

EX-99.D7	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and WCM Investment Management, relating to the WCM/BNY Mellon Focused Growth ADR ETF

EX-99.D8	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC and Mars Hill Partners, LLC, relating to the Mars Hill Global Relative Value ETF

EX-99.D9	Form of Expense Limitation Agreement between AdvisorShares Investments, LLC and Mars Hill Partners, LLC, relating to the Mars Hill Global Relative Value ETF

EX-99.E1	ETF Distribution Agreement dated June 25, 2009 between the Registrant and Foreside Fund Services, LLC

EX-99.G	Custody Agreement dated July 16, 2009 between the Registrant and The Bank of New York Mellon

EX-99.H1	Fund Administration and Accounting Agreement dated July 16, 2009 between the Registrant and Bank of New York Mellon

EX-99.H2	Transfer Agency and Service Agreement dated July 16, 2009 between the Registrant and Bank of New York Mellon

EX-99.I2	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, with respect to the Mars Hill Global Relative Value ETF

EX-99.P6	Form of Code of Ethics of Mars Hill Partners, LLC